Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

Fremont General Corporation		Case Number:	8:08-bk-13421

		Operating Report Number:	4

	Debtor	For the Month Ending:	September 30, 2008

I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)			6,464,021

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			6,411,469

3. BEGINNING BALANCE:			52,552

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing		—

Accounts Receivable — Pre-filing		—

General Sales		—

Other (Specify)	Intercompany reimbursement (2)	425,000

Other (Specify)	Vendor Refund	848

Other (Specify)	Vendor Refund	22,675

TOTAL RECEIPTS THIS PERIOD:			448,523

5. BALANCE:			501,075

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD

Transfers to Other DIP Accounts (from page 2)			400,000

Disbursements (from page 2)			44,685

7. ENDING BALANCE:			56,391

8. General Account Number(s):		Well Fargo # xxxxxx1638 (3)

Depository Name & Location:		Wells Fargo Bank — Pasadena Commercial Banking

		350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Represents intercompany reimbursement for a professional fee retainer advanced by the Debtor (as outlined in Court approved stipulation).

(3)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transfered	Disbursed	Amount
9/3/2008	wire	Thompson Financial LLC	A/P vendor payments		$24,819	$24,819
9/3/2008	6000000343	LA Fine Arts	A/P vendor payments		330	330
9/10/2008	6000000344	Ampco System Parking	A/P vendor payments		7,089	7,089
9/10/2008	6000000345	Mellon Investor Services LLC	A/P vendor payments		2,740	2,740
9/10/2008	6000000347	Water Garden Co LLC	A/P vendor payments		2,628	2,628
9/15/2008	wire	Fremont General Corporation	Bank Account Transfer	400,000		400,000
9/17/2008	wire	Bowne of Los Angeles Inc	A/P vendor payments		490	490
9/17/2008	6000000349	Ikon Office Solutions Inc.	A/P vendor payments		1,765	1,765
9/22/2008	wire	Wells Fargo	Client Analysis Service Charge		1,861	1,861
9/24/2008	wire	Bowne of Los Angeles Inc	A/P vendor payments		1,570	1,570
9/24/2008	6000000350	ADP Pleasanton National Service Center Inc.	Client Analysis Service Charge		12	12
9/24/2008	6000000351	NRS Inc	A/P vendor payments		1,382	1,382
						—
						—
						—
						—
						—
						—
						—
						—
						—
						—
						—
						—
						—
						—

		TOTAL DISBURSEMENTS THIS PERIOD:		$400,000	$44,685	$444,685

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	9/30/2008	Balance on Statement:	$57,785

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
6000000350	9/24/2008	12

6000000351	9/24/2008	1,382

TOTAL OUTSTANDING CHECKS:			$1,394

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$56,391

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS	31,246,593

2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR REPORTS	—

3. BEGINNING BALANCE:	31,246,593

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account	400,000

Interest Income	33,024

TOTAL RECEIPTS THIS PERIOD:	433,024

5. BALANCE:	31,679,617

6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD	323

7. ENDING BALANCE:	31,679,294

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s):	xxxxxx8097

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking

350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check
mm/dd/yyyy	Number	Payee	Purpose	Amount
9/22/2008	wire	Wells Fargo	Client Analysis Service Charge	323

			TOTAL DISBURSEMENTS THIS PERIOD:	323

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	9/30/2008	Balance on Statement:	$31,679,294

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:

Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$31,679,294

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. D SUMMARY SCHEDULE OF CASH
ENDING BALANCES FOR THE PERIOD:                     9/30/2008
(Provide a copy of monthly account statements for each of the below)

	General Account:		56,391

	Money Market Account:		31,679,294

	Payroll Account:	(1)	N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):		—

TOTAL CASH AVAILABLE:				31,735,685

Petty Cash Transactions:
Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:		N/A	—

(1)	The Debtor’s payroll account has been closed.

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due
Water Garden Co. (Lessor)(1)	1 per Month	185,190	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES
FOR THE REPORTING PERIOD:                                September 2008

Gross Sales Subject to Sales Tax:	—

Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA- Employer’s Share	—	—	N/A
	FICA- Employee’s Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:

	TOTAL:	—	—

Notes:

(1)	Represents lease payment on the Debtor’s office building space (i.e., prepayment of monthly rent).

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	25,340	—	1,637
31 - 60 days	2,727	—	1,389
61 - 90 days	3,653		1,279
91 - 120 days	2,621	12,450	—
Over 120 days	—	106,512	—

TOTAL:	34,340	118,962	4,305

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	1/01/08-1/01/09	1/1/09
Continental Casualty	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
RSUI Indemnity	Excess D&O	15,000,000	1/01/08-1/01/09	1/1/09
Allied World Natl	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Liberty Mutual	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Navigators Ins.	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Westchester Surplus	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Platte River	Excess D&O	10,000,000	1/01/08-1/01/09	1/1/09
Scottsdale Ins.	Excess D&O	5,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
Navigators Ins.	Excess Fiduciary Liability	10,000,000	1/01/08-1/01/09	1/1/09
Allied World Natl	Excess Fiduciary Liability	5,000,000	1/01/08-1/01/09	1/1/09
Westchester Surplus	Excess Fiduciary Liability	5,000,000	1/01/08-1/01/09	1/1/09
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	10,000,000	1/01/08-1/01/09	1/1/09
Zurich American	Excess Crime Coverage	20,000,000	1/01/08-1/01/09	1/1/09
Continental Ins.	Excess Crime Coverage	30,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Errors & Omissions	5,000,000	1/01/08-1/01/09	1/1/09
U.S. Specialty	Excess E&O	5,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Automobile	1,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Group Personal Umbrella	500,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Excess and Umbrella	15,000,000	1/01/08-1/01/09	1/1/09
Great American	Excess Umbrella	35,000,000	1/01/08-1/01/09	1/1/09
Fireman's Fund	Excess Umbrella	25,000,000	1/01/08-1/01/09	1/1/09
American Guarantee	Excess Umbrella	15,000,000	1/01/08-1/01/09	1/1/09
Federal Insurance	Commercial Package	43,351,906	1/01/08-1/01/09	1/1/09
Crum & Forster	Workers Compensation	1,000,000	1/01/08-1/01/09	1/1/09

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending					Quarterly Fees Still
(Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Owing
June 30, 2008	0	325	22-Aug-2008	325	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—

		325		325	—

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month
No disbursements made to insiders during the period.
VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month
No disbursements made to insiders during the period.

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	9/30/2008	6/19/08-9/30/08
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:
Payroll — Insiders	—	—

Compensation- regular (intercompany allocation)	145,487	731,548

Compensation- group insurance	—	—

Compensation- 401(k)/ESOP/Incentive (1)	(9,172,103)	(1,734,277)

Occupancy	8,834	30,029

Payroll Taxes	—	—

Other Taxes (Itemize)	—	—

Information systems	3,075	11,586

Advertising and promotion		23,635

Telecom	(303)	2,932

Travel	—	—

Printing and supplies	2,165	12,293

Postage		(29,156)

All other	25,974	106,377

Depreciation and Amortization	4,954	7,810

Rent Expense — Real Property	—	—

Lease Expense — Personal Property	—	—

Insurance	139,295	443,118

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	(8,842,622)	(394,105)

Net Gain/(Loss) from Operations	8,842,622	394,105

Non-Operating Income:
Interest Income	33,057	167,145

Net Gain on Sale of Assets (Itemize)	—	—

Other — Equity in Earnings of Subsidiaries	(1,575,584)	136,314,940

Other (Itemize) — SERP (2)	—	(75,276)

Total Non-Operating income	(1,542,527)	136,406,809

Non-Operating Expenses:
Interest Expense (3)	23,914	81,308

Legal and Professional (Itemize) (4)	649,755	2,761,318

Other (Itemize)	—	—

Total Non-Operating Expenses	673,669	2,842,626

NET INCOME/(LOSS)	$6,626,426	$133,958,288

Notes:

(1)	Includes reversal of non-cash compensation expense, which was previously recognized upon assumed accelerated vesting of unvested restricted stock awards. Expense reversal due to forfeiture of certain restricted stock awards.

(2)	Represents fair value adjustment on the assets held in the Debtor’s Supplemental Executive Retirement Plan, Supplemental Executive Retirement Plan II, and the related Merrill Lynch Non-Qualified Deferred Compensation Plan Trust Agreements (collectively, “SERP & EBP Accounts”).

(3)	Represents amortization of capitalized debt issuance costs.

(4)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	$31,735,685

Accounts Receivable	123,267

Intercompany Receivable	2,591,905

Prepaid Expenses	3,955,612

Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	11,892,331

Other (Itemize) — Investment — FG Financing	3,092,777

Total Current Assets		53,391,577

Property, Plant, and Equipment	287,014

Accumulated Depreciation/Depletion	(108,284)

Net Property, Plant, and Equipment		178,730

Other Assets (Net of Amortization):
Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	18,044

Investment in Subsidiary	420,897,965

Total Other Assets		420,916,009

TOTAL ASSETS		$474,486,316

LIABILITIES
Post-petition Liabilities:
Accounts Payable	34,340

Accruals (1)	5,236,872

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other	(73,490)

Total Post-petition Liabilities		5,197,722

Pre-petition Liabilities / Liabilities Subject to Compromise:
Priority Liabilities	—

Unsecured Liabilities (1)	356,327,612

Total Pre-petition Liabilities		356,327,612

TOTAL LIABILITIES		361,525,334

EQUITY:
Pre-petition Owners’ Equity	(31,235,032)

Post-petition Profit/(Loss)	133,958,288

Direct Charges to Equity	10,237,726

TOTAL EQUITY		112,960,982

TOTAL LIABILITIES & EQUITY		$474,486,316

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	X

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	X

3.	State what progress was made during the reporting period toward filing a plan of reorganization.

There is currently no update on the Debtor’s plan of reorganization.

4.	Describe potential future developments which may have a significant impact on the case:

None

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.

	None, assuming that neither the order approving the Gerling stipulation [Docket No. 191] nor the orders denying remand in Adversary Proceeding Nos. 08-01256 & 08-01258 are considered “Orders granting relief from the automatic stay.”	No	Yes

6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	X

I,	Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

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